NORTHEAST INVESTORS GROWTH FUND

Supplement dated June 30, 2016

to the

Statement of Additional Information

dated May 1, 2016

The following similar information under the section titled “Trustees and Officers” on page 8 of the Statement of Additional Information is hereby deleted and replaced in its entirety with the following:

Name of Trustees and Portfolio Managers	Dollar Range of Equity Securities in the Fund
Trustee Who Is an “Interested Person” of the Fund; Portfolio Managers
William A. Oates, Jr.	Over $100,000
John F. Francini, Jr.	Less than $10,000
Nancy M. Mulligan	Over $100,000
Trustees Who Are Not “Interested Persons” of the Fund
Michael Baldwin	$10,001 - $50,000
John C. Emery	Over $100,000
F. Washington Jarvis	Over $100,000

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE